UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 2, 2011

Date of Report (date of earliest event reported)

TRUDY CORPORATION

(Exact name of Registrant as specified in charter)

Wyoming	0-16056	06-10077657
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1810 East Sahara Avenue Suite 1517

Las Vegas, Nevada 89104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 522-1914

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

.	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

.	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

.	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. Other Events.

(a) Previous independent accountant.

i. The “Company”)  on February 2, 2011 has informed M&K CPAS PLLC that the Company intends to change the Company’s independent accountants from M&K CPAS PLLC to Sadler, Gibb and Associates LLC. Sadler, Gibb and Associates LLC have a business address of 271 West 200 South, Farmington, Utah 84025. The change of auditors was approved by the Board of Directors of the Company.

ii. The report of M&K CPAS PLLC on the Company's consolidated financial statements as of and for the fiscal years ended March 31, 2010 and March 31, 2009  did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principle; such report did include an explanatory paragraph discussing an uncertainty as to the Company's ability to continue as a going concern.

iii. Not applicable.

iv. In connection with its audits for the years referred to above and review through September 30, 2010, there have not been any disagreements with M&K CPAS PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K CPAS PLLC, would have caused M&K CPAS PLLC to make reference thereto in their report on the Company's financial statements for such years.

v. During fiscal 2010 and 2009 and through February 2, 2011, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

vi. The Company has requested that M&K furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements that the Company has made in this Item 4. A copy of that letter, dated February 14, 2011, is filed as exhibit 16.1 to this Form 8-K.

(b) New independent accountant.

i. On February 2, 2011, the Company engaged Sadler, Gibb and Associates, LLC, (SG) Certified Public Accountants, as the Company’s independent accountants commencing with the audit of the Company’s financial statements for the fiscal year ended March 31, 2011.

ii. Prior to engaging SG, the Company consulted with SG as to its qualifications, experiences and ability to audit the Company’s financial statements. The Company and SG did not have substantive discussions regarding the application of accounting principles to a specified transactions, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and there are no reports nor written nor oral advice provided by the new accountants’ used in deciding to retain SG. Further, as noted there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the SG.

iii. The change of accountants referenced herein was approved by the Company’s independent Audit Committee on September 4, 2010 and Board of Directors on September 4, 2010. The Company’s Audit Committee is made up wholly of independent Directors.

iv. SG is expected to audit the Company’s financial statements as of and for the fiscal year ended March 31, 2011.

v. The Company requested that SG review this Form 8-K and provided SG with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of SG’s views, or the respects in which it does not agree with the statements made by the Company. SG has advised the Company that it has reviewed this filing and has no basis on which to submit a letter addressed to the SEC in response to Item 304 of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

16.1. Letter from M&K CPAS PLLC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2011	Trudy Corporation

/s/ STAN LARSON
STAN LARSON
President and Director

Exhibit Index

Exhibit Number	Exhibit Title
16.1	Letter from M&K CPAS PLLC.